Exhibit 99.3

(Furnished herewith)

Second Quarter 2009 Earnings Conference Call 20 May 2009 Exhibit 99.3 (Furnished herewith) 24

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s projections, plans and objectives for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 25

A Great Global Business with Sustainable SVA Growth Act on global market opportunities Leverage global scale Optimize global product line results Standardize processes Share resources Reduce costs 26 AG DIVISION C&CE DIVISION AG & TURF DIVISION AG DIVISION

Second Quarter Overview -38% $763 $472 Net Income -36% $1.74 $1.11 Diluted EPS -17% $7,469 $6,187 Net Sales -17% $8,097 $6,748 Net Sales and Revenues Change Q2 2008 Q2 2009 (in millions of dollars except per share amounts) 27

Second Quarter Overview Net Sales Equipment operations net sales: Down ~ 17% in Q2 2009 vs. Q2 2008 Currency translation: ~ (6) points Price realization: ~ +6 points 28

*Percentage change from same period in previous year, excluding purchased product. **Worldwide Agriculture and Turf Division, effective May 1, 2009. Production Tonnage* (3) (1) +3 U.S. and Canada AG (18) Worldwide A&T ** (9) (28) Q3 2009 Forecast (23) (44) (62) Worldwide C&F (14) US. and Canada A&T ** (17) (28) (20) Outside U.S. and Canada (10) (19) (18) Total U.S. and Canada (21) (36) Worldwide C&CE (8) (6) Worldwide AG (12) (22) (17) (19) Total Worldwide FY 2009 Previous Forecast FY 2009 Forecast Q2 2009 Previous Forecast Q2 2009 Actual % Change Deere & Company Forecast as of 20 May 2009 (Previous Forecast as of 18 February 2009) 29

2009 Company Outlook Third Quarter 2009 Forecast Net sales down ~ 26% vs. Q3 2008 Currency translation: ~ (6) points Price realization: ~ +5 points Fiscal Year 2009 Forecast Net sales down ~ 19% vs. FY 2008 Currency translation: ~ (5) points Price realization: ~ +6 points Previous forecast down ~8% vs. FY 2008 Currency translation: ~ (6) points Price realization: ~ +6 points Net income of ~ $1.1 billion, with more risk on the downside Previous forecast of ~ $1.5 billion Deere & Company Forecast as of 20 May 2009 (Previous Forecast as of 18 February 2009) 30

Worldwide Agricultural Equipment Second Quarter Overview -19% $782 $635 Operating Profit* -6% Production Tonnage -4% $4,700 $4,498 Net Sales Change Q2 2008 Q2 2009 (in millions of dollars) *Operating profit impacted by: Lower shipment and production volumes Higher raw-material costs Unfavorable impacts of foreign exchange Higher research and development expenses Improved price realization Decremental Margin ~ 73% 31

World Farm Fundamentals Global Stocks-To-Use Ratios Source: USDA - 12 May 2009 Corn Wheat Cotton Soybeans Lowest level since 1972/1973 Lowest level in USDA 36-year history 32

$0.54 $9.60 $5.25 $3.80 2009/10 Forecast $0.50 $10.00 $6.80 $4.20 2008/09 Forecast $0.57 $8.00 $5.35 $3.35 Previous 2009/10 $0.55 $9.35 $6.85 $4.00 Previous 2008/09 $0.59 $10.10 $7.35 $4.20 2007/08 Cotton (per pound) Soybeans (per bushel) Wheat (per bushel) Corn (per bushel) U.S. Commodity Price Estimates Deere & Company Forecast as of 20 May 2009 (Previous Forecast as of 18 February 2009) 33

Deere & Company Forecast as of 20 May 2009 U.S. Farm Prices Source: Actual data from Wall Street Journal (dollars per bushel) $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 Jan-04 Apr-04 Jul-04 Oct-04 Jan-05 Apr-05 Jul-05 Oct-05 Jan-06 Apr-06 Jul-06 Oct-06 Jan-07 Apr-07 Jul-07 Oct-07 Jan-08 Apr-08 Jul-08 Oct-08 Jan-09 Apr-09 Jul-09F Oct-09F Jan-10F Apr-10F Jul-10F Oct-10F Wheat Corn Soybeans 34

U.S. Farm Cash Receipts 313.1 13.5 137.3 162.3 Previous 2009 315.9 10.2 134.5 171.2 2010 Forecast 303.3 12.1 123.1 168.1 2009 Forecast 332.1 13.2 138.2 180.7 Previous 2008 334.0 12.4 137.8 183.8 2008 Estimate 296.8 11.9 137.9 147.0 2007 Total Cash Receipts Government Payments Livestock Crops (in billions of dollars) Deere & Company Forecast as of 20 May 2009 (Previous Forecast as of 18 February 2009) 35

U.S. Net Farm Cash Income (249.0) (246.7) (260.9) (226.0) Cash Expenses 85.7 334.7 18.8 315.9 2010 Forecast 74.6 321.3 18.0 303.3 2009 Forecast 90.8 351.7 17.7 334.0 2008 Estimate 87.4 313.4 16.6 296.8 2007 Net Cash Income Gross Cash Income Other Cash Income Total Cash Receipts (in billions of dollars) Deere & Company Forecast as of 20 May 2009 36

Farm Net Income Brazil and Argentina Factors influencing farm net income in 2009: Customers’ access to credit Increase in input costs Reduction in planted area Drought conditions Future of Argentina’s farming sector will depend more on political decisions than on economic conditions Deere & Company Forecast as of 20 May 2009 1.5 0.3 2.4 4.0 0.6 14.3 2010 Forecast 2009 Forecast 2008 2010 Forecast 2009 Forecast 2008 Argentina Brazil (in billions of U.S. dollars) 37

Worldwide Agricultural Equipment Order Cancellations in Second Quarter U.S. and Canada: Very few cancellations Western Europe: Very few cancellations South America: Cancellations in Q2 2009 somewhat higher than typical Central Europe and the CIS* countries: Following high cancellations in Q1, cancellations in Q2 have moderated * Commonwealth of Independent States 38

Worldwide Commercial & Consumer Equipment Second Quarter Overview -56% $154 $68 Operating Profit* -36% Production Tonnage -24% $1,424 $1,089 Net Sales Change Q2 2008 Q2 2009 (in millions of dollars) *Operating profit impacted by: Lower shipment and production volumes Unfavorable effects of foreign exchange Higher raw-material costs Improved price realization Lower SA&G expenses Decremental Margin ~ 26% 39

Worldwide Agriculture & Turf Division Deere & Company Outlook Fiscal Year 2009 Forecast Net sales projected to be down ~ 14% Currency translation: ~ (6) points Previous forecast: Worldwide Agricultural Equipment down ~ 2% Currency translation: ~ (7) points Worldwide Commercial and Consumer Equipment down ~ 14% Deere & Company Forecast as of 20 May 2009 (Previous Forecast as of 18 February 2009) 40

Agriculture & Turf Equipment Retail Sales Industry Outlook – Fiscal 2009 U.S. and Canada Ag: Flat to down slightly Previous forecast flat to up ~ 5% Western Europe Ag: Down 10% - 15% No change from previous forecast Central Europe and the CIS* countries Ag: Markets have continued to deteriorate, sales expected to be sharply lower Previous forecast down significantly Deere & Company Forecast as of 20 May 2009 (Previous Forecast as of 18 February 2009) * Commonwealth of Independent States 41

Agriculture & Turf Equipment Retail Sales Industry Outlook – Fiscal 2009 South America Ag: Down 20% - 30% Previous forecast down 15% - 25% North American turf equipment and compact utility tractors: Down ~ 20% Deere & Company Forecast as of 20 May 2009 (Previous Forecast as of 18 February 2009) 42

Worldwide Construction & Forestry Second Quarter Overview $166 ($75) Operating Profit/(Loss)* -62% Production Tonnage -55% $1,345 $600 Net Sales Change Q2 2008 Q2 2009 (in millions of dollars) *Operating loss impacted by: Significantly lower shipment and production volumes Higher raw-material costs Improved price realization Lower SA&G expenses Decremental Margin ~ 32% 43

Worldwide Construction & Forestry Deere & Company Outlook Fiscal Year 2009 Forecast Net sales projected to be down ~ 42% Previous forecast down ~ 24% Deere & Company Forecast as of 20 May 2009 (Previous Forecast as of 18 February 2009) -6.9% -22.5% 551 -3.5% 2009 Forecast -12.8% Non-Residential Spending (annual percentage rate) 848 Housing Starts (thousands) +3.1% +1.4% 2010 Forecast Government Spending (annual percentage rate) GDP Growth (annual percentage rate) U.S. Economic Indicators* *Source: Global Insight – April 2009 44

U.S. Economic Indicators *Source: Global Insight – April 2009 45 Non-Residential Spending $0 $50 $100 $150 $200 $250 $300 $350 $400 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 (billions of real dollars) Housing Starts 0 500 1,000 1,500 2,000 2,500 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 (thousands) GDP Growth -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 (annual percentage rate) Government Spending $0 $50 $100 $150 $200 $250 $300 $350 $400 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 (billions of real dollars)

Credit Credit Loss History Low losses driven by: Strong farmer cash flows Rigorous underwriting standards Historically strong used Ag equipment values * Year-to-date April 2009 annualized Ag and C&CE dealer reserves Robust collection practices 0.75% 46 Provision for Credit Losses / Average Owned Portfolio 0.00% 0.50% 1.00% 1.50% 2.00% 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009*

Credit Owned Portfolio Write-offs Annualized 0.67% 2.94% 1.93% 0.07% Q2 2009 0.52% 1.22% 0.76% 0.17% 10-Year Annual Average 1.19% 2.95% 1.08% 0.48% 10-Year Annual Peak 0.35% Total Owned Write-offs C&F – Retail C&CE – Retail AG – Retail 1.25% 1.20% 0.03% Q2 2008 47

Liquidity Management Note: As of 30 April 2009, Enterprise incremental capacity to issue commercial paper was $2.4 billion $3.5 $2.0 $1.1 $0.8 $1.9 $3.0 $0.4 $0.8 $0.2 $0.4 $0.2 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 John Deere Credit Worldwide Maturities JDCC* & JDCI** Funding (billions of dollars) Medium-Term Notes ABS TLGP MTN €MTN Ag Retail Note Conduit Medium-Term Notes ABS CAD MTN MTN Retail Notes Q2 ’09 Funding Q1 ’09 Funding FY ‘10 Maturities FY ‘09 Maturities Ag Retail Note Conduit * John Deere Capital Corporation (United States) ** John Deere Credit Inc. (Canada) 48

Credit Second Quarter 2009 Net income of ~ $68 million vs. ~ $84 million in Q2 2008 Higher provision for credit losses Lower commissions from crop insurance Narrower financing spreads Benefits from investment tax credits related to wind energy projects Fiscal Year 2009 Forecast Net income of ~ $250 million No change from previous forecast Deere & Company Forecast as of 20 May 2009 (Previous Forecast as of 18 February 2009) 49

Consolidated Trade Receivables & Inventory 375 A&T 700 700 325 2009** Forecast 250 250 175 150 75 2009** Previous Forecast 276 Total, as reported 400 Total, constant exchange C&F C&CE AG (in millions of dollars) 545 302 571 Q2 2009* Actual * Change at 30 April 2009 vs. 30 April 2008 ** Change at 31 October 2009 vs. 31 October 2008 Deere & Company Forecast as of 20 May 2009 (Previous Forecast as of 18 February 2009) 50

Consolidated Trade Receivables & Inventory Continued strong asset management in 2009 51 20% 25% 30% 35% 40% 45% 50% 55% 60% '00 Q3 Q4 '01 Q1 Q2 Q3 Q4 '02 Q1 Q2 Q3 Q4 '03 Q1 Q2 Q3 Q4 '04 Q1 Q2 Q3 Q4 '05 Q1 Q2 Q3 Q4 '06 Q1 Q2 Q3 Q4 '07 Q1 Q2 Q3 Q4 '08 Q1 Q2 Q3 Q4 '09 Q1 Q2 Receivables & Inventory to Previous 12 Months Sales Prior Year Current Year

 more than industry a single digit a single digit low double digits Deere** Flat 4WD Tractors 17% Combines 12% 26% Industry* Row-Crop Tractors Utility Tractors * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers April 2009 Retail Sales U.S. and Canada 52

(at 30 April – in units as a % of trailing 12 months retail sales) 2008 2009 12% 15% Combines 25% 18% Row-Crop Tractors As reported to the Association of Equipment Manufacturers Deere Dealer Inventories U.S. and Canada 53

April 2009 Retail Sales Western Europe double digits double digits Deere Combines Tractors Based on EU Government Reporting of Registrations 54

double digits First-in-the-Dirt double digits Settlements Construction & Forestry double digits Commercial & Consumer Equipment Deere April 2009 Retail Sales U.S. and Canada 55

Material Costs and Freight Equipment Operations Second Quarter 2009 Up ~ $180 million vs. Q2 2008 Third Quarter 2009 Forecast Flat vs. Q3 2008 Fiscal Year 2009 Forecast Up ~ $300 million vs. FY2008 By division Agriculture & Turf ~ $250 million Construction & Forestry: ~ $ 50 million Previous forecast up $400 - $500 million vs. FY2008 Deere & Company Forecast as of 20 May 2009 (Previous Forecast as of 18 February 2009) 56

Research & Development Expense Equipment Operations Second Quarter 2009 Up ~ 11% vs. Q2 2008 Currency translation ~ (4) points Fiscal Year 2009 Forecast Up ~ 2% vs. FY2008 Currency translation ~ (3) points Previous forecast up ~ 3% Deere & Company Forecast as of 20 May 2009 (Previous Forecast as of 18 February 2009) 57

Selling, Administrative & General Expense Equipment Operations Second Quarter 2009 Down ~ 14% vs. Q2 2008 Global growth initiatives: ~ 3 points Variable incentive compensation ~ (8) points Currency translation ~ (5) points Fiscal Year 2009 Forecast Down ~ 10% vs. FY 2008 Global growth initiatives ~ 3 points Variable incentive compensation ~ (6) points Currency translation ~ (4) points Previous forecast down ~ 4% vs. FY 2008 Deere & Company Forecast as of 20 May 2009 (Previous Forecast as of 18 February 2009) 58

Foreign Currency Spot Rate Change vs. USD 30 April 2009 vs. 30 April 2008* *Based on daily closing rates from Reuters Second quarter pretax impact of translation and transaction (trade flow) currency movements ~ $150 million 59 -40% -30% -20% -10% 0% 10% 20% 30% Russia (RUB) New Zealand (NZD) Sweden (SEK) United Kingdom (GBP) Mexico (MXN) Brazil (BRL) Australia (AUD) Turkey (TRY) India (INR) Canada (CAD) Euro (EUR) Argentina (ARS) South Africa (ZAR) Switzerland (CHF) China (RMB) Japan (JPY)

Tax Rate Equipment Operations Second Quarter 2009 Effective tax rate of ~ 27% Discrete items Third and Fourth Quarter 2009 Forecast Effective tax rate of ~ 36% Fiscal Year 2009 Forecast Assumes tax rate of ~ 31% Previous forecast ~ 35% Deere & Company Forecast as of 20 May 2009 (Previous Forecast as of 18 February 2009) 60

Other Information
Fiscal Year 2009 Forecast

- Equipment Operations
  - Capital Expenditures ~ $800 million
    - No change from previous forecast
  - Depreciation and Amortization ~ $500 million
    - No change from previous forecast
  - Pension/OPEB Contributions ~ $185 million
    - Previous forecast ~ $180 million
  - Pretax cost related to voluntary separation program ~ $50 million
    - Preliminary estimate, application window still open
  - Pretax cost associated with Welland facility closure ~ $60 million
- Financial Services
  - Capital Expenditures
    - ~ $100 million, primarily Wind
    - No change from previous forecast

Deere & Company Forecast as of 20 May 2009 (Previous Forecast as of 18 February 2009)

2nd Quarter 2009 Earnings Conference Call
61
JOHN DEERE

Appendix 62

Credit Owned Portfolio 60+ Past Dues 0.36% 0.56% 0.61% 0.24% April 2009 0.29% 0.35% 0.40% 0.23% 5-Year Annual Average 0.36% 0.56% 0.61% 0.28% 5-Year Annual Peak 0.26% Total Owned 60+ Past Dues C&F – Retail C&CE – Retail AG – Retail 0.40% 0.48% 0.20% April 2008 63

Credit Owned Portfolio Non-Accruals 0.60% 1.23% 2.64% 0.45% April 2009 0.45% 0.53% 1.16% 0.54% 5-Year Annual Average 0.60% 1.23% 2.64% 0.59% 5-Year Annual Peak 0.41% Total Owned Non-Accruals C&F – Retail C&CE – Retail AG – Retail 0.54% 0.32% 0.58% April 2008 64

Share Repurchase as Part of Publicly Announced Plans Total $ Amount (in billions) Shares Repurchased* (in millions) FY2009 $0.0 0.0 Q1 $0.0 0.0 Total Q4 Q3 $0.0 0.0 Q2 $1.7 21.2 2008 Total $ Amount (in billions) Shares Repurchased* (in millions) Actual $0.2 5.9 2004 $5.6 114.5 Total $1.5 25.7 2007 $1.3 34.0 2006 $0.9 27.7 2005 Cumulative cost of repurchases since 2004: $5.6 billion Balance remaining on May 2007 40-million share authorization: 13.7 million May 2008 share authorization: $5.0 billion 30 April 2009 period ending shares: 422.8 million * All shares adjusted for two-for-one stock split effective 26 November 2007 65

Deere’s third quarter 2009 conference call is scheduled for 9:00 a.m. central time on Wednesday, August 19, 2009 66